                                                                    Exhibit 99.1

[SS&C PRESS RELEASE LOGO]

FOR IMMEDIATE RELEASE

Contact:
Patrick Pedonti, Chief Financial Officer (860) 298-4738
Greg Reid, Investor Relations (860) 298-4837
E-mail: InvestorRelations@sscinc.com

                            SS&C POSTS STRONG RESULTS

                Q1 GAAP EPS UP 200% TO $0.18 VS. $0.06 IN Q1 2002

WINDSOR, CT - April 16, 2003 -- SS&C Technologies, Inc. (Nasdaq: SSNC) today announced results for the quarter ended March 31, 2003. Revenues were $15.7 million compared with $15.2 million for the first quarter of 2002. Net income was $2.3 million, or $0.18 diluted earnings per share, compared with $0.9 million, or $0.06 diluted earnings per share, for the first quarter of 2002. Included in the first quarter of 2002 was an IPR&D charge of $1.7 million.

"We are pleased to announce first quarter earnings of $0.18 per share," remarked CEO Bill Stone. "Our ability to significantly increase our profits over last year's first quarter in today's tough market indicates that our strategies remain on target. Our recurring revenue streams continue to grow and our recent acquisitions are showing positive results."

REVENUE, BALANCE SHEET, CASH FLOW AND OPERATING EARNINGS STRONG

"Operating income in Q1 was $3.6 million, up from $0.7 million in Q1 2002, an increase of 439%," said Stone. "Total revenues increased 3% in the period. Maintenance revenues, however, increased by 12% and we have over $18 million of deferred revenue on our balance sheet. Our annualized return on equity for the first quarter was 16%. We continue to manage expenses wisely and are close to completing the consolidation efforts related to our acquisitions."

"Our balance sheet remains healthy and we are generating strong cash flow from operations," said Stone. "Total cash, cash equivalents and investments in marketable securities at quarter end were $48.4 million. We increased cash and marketable securities by $8.2 million, or $0.65 per basic share, excluding stock repurchases of $1.9 million and proceeds from option exercises of $0.4 million. Our strong cash position of $3.84 per share gives us the capacity to aggressively pursue accretive acquisitions, which add to our value and reinforce our recurring revenue model."

"At present, we expect Q2 2003 revenues to be in the range of $16.0 to $17.0 million and net income to be between $0.18 and $0.20 per diluted share," stated Stone. "For 2003, we anticipate revenue will be between $65 and $70 million and diluted earnings per share between $0.77 and $0.82."

FIRST QUARTER HIGHLIGHTS

SS&C Chief Operating Officer Norm Boulanger praised the performance of the municipal finance group, which was just acquired last November. "The transition after the DBC transaction has gone smoothly," said Boulanger. "The group has made an immediate contribution and remains focused on serving its clients. We quickly reached out to this new market segment and have had good feedback right out of the box." With respect to other markets, Boulanger remarked, "Performance was balanced. Our hedge fund business had a solid quarter and added Andor Capital Management as a client. Commercial lending did well, as did our Asia Pacific group. We rolled out a major release of CAMRA and introduced a new front-end origination system to our LMS loan management system. We also launched a new reporting and data visualization tool for actuarial software called AnalyticsExpress and signed several clients to long-term deals. At the beginning of April, we entered into an agreement to distribute LiveVault, a new online data backup and recovery service, with our products. We expect this service to be a nice complement to our product lines."

EARNINGS CALL

SS&C's Q1 2003 earnings call will take place at 6:00 p.m. Eastern Time today, April 16, 2003. Interested parties may dial 706-643-7858 (US, Canada and International) and request the "SS&C First Quarter Earnings Call". A replay will be available by dialing 706-645-9291 and entering the access code 9530986 after 9:00 p.m. today until April 30, 2003. A replay of the call will also be available after April 22, 2003 on our website at WWW.SSCTECH.COM/ABOUT/EARNINGS.ASP.

This press release contains forward-looking statements relating to, among other things, the Company's expected revenues and earnings per share for the second quarter and full year of 2003. Such statements reflect management's best judgment based on factors currently known but are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such risks and uncertainties include, but are not limited to, the Company's ability to finalize large client contracts, fluctuations in customer demand for the Company's products and services, intensity of competition from other application vendors, terrorist activities, delays in product development, the Company's ability to control expenses, general economic and industry conditions, and those risks described in the Company's filings with the Securities and Exchange Commission, including without limitation, the Company's Annual Report on Form 10-K for the year ended December 31, 2002. SS&C cautions investors that it may not update any or all of the foregoing forward-looking statements.
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                    SS&C TECHNOLOGIES, INC. AND SUBSIDIARIES
                 CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                  (IN THOUSANDS, EXCEPT PER SHARE INFORMATION)

                                                                                    (UNAUDITED)
                                                                                 THREE MONTHS ENDED
                                                                               ------------------------
                                                                               MARCH 31,      MARCH 31,
                                                                                 2003           2002
                                                                               ---------      ---------
Revenues:
     Software licenses                                                          $  3,382       $  3,205
     Maintenance                                                                   7,618          6,815
     Professional services                                                         1,657          1,940
     Outsourcing                                                                   3,081          3,255
                                                                                --------       --------
         Total revenues                                                           15,738         15,215
                                                                                --------       --------
Cost of revenues:
     Software licenses                                                               519            323
     Maintenance                                                                   1,488          1,430
     Professional services                                                         1,154          1,392
     Outsourcing                                                                   1,982          2,152
                                                                                --------       --------
         Total cost of revenues                                                    5,143          5,297
                                                                                --------       --------
Gross profit                                                                      10,595          9,918
                                                                                --------       --------
Operating expenses:
     Selling and marketing                                                         2,105          2,660
     Research and development                                                      3,003          2,861
     General and administrative                                                    1,922          1,992
     Write-off of purchased in-process research and development                        -          1,744
                                                                                --------       --------
         Total operating expenses                                                  7,030          9,257
                                                                                --------       --------
Operating income                                                                   3,565            661

Interest income, net                                                                 249            442
Other income, net                                                                      5            455
                                                                                --------       --------
Income before income taxes                                                         3,819          1,558
Provision for income taxes                                                         1,490            623
                                                                                --------       --------
Net income                                                                      $  2,329       $    935
                                                                                ========       ========
Basic earnings per share                                                        $   0.18       $   0.07
                                                                                ========       ========
Basic weighted average number of common
  shares outstanding                                                              12,616         13,905
                                                                                ========       ========
Diluted earnings per share                                                      $   0.18       $   0.06
                                                                                ========       ========
Diluted weighted average number of common
  and common equivalent shares outstanding                                        13,235         14,436
                                                                                ========       ========

                    SS&C TECHNOLOGIES, INC. AND SUBSIDIARIES
                      CONSOLIDATED CONDENSED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                              (unaudited)
                                                               MARCH 31,       DECEMBER 31,
                                                                 2003             2002
                                                              -----------      ------------
ASSETS
Current assets:
         Cash and cash equivalents                               $21,561        $18,336
         Investments in marketable securities                     26,883         23,383
         Accounts receivable, net                                 12,324         10,983
         Prepaid expenses and other current assets                   810          1,065
         Deferred income taxes                                     1,064          1,142
                                                                 -------        -------
              Total current assets                                62,642         54,909
                                                                 -------        -------
Property and equipment, net                                        5,284          5,745

Deferred income taxes                                              6,731          6,762
Intangible and other assets, net                                   7,684          8,064
                                                                 -------        -------
              Total assets                                       $82,341        $75,480
                                                                 =======        =======

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:

         Accounts payable                                        $   561        $   844
         Income taxes payable                                      1,915            646
         Accrued employee compensation and benefits                1,314          3,462
         Other accrued expenses                                    1,919          2,044
         Deferred maintenance and other revenue                   18,474         11,214
                                                                 -------        -------
              Total current liabilities                           24,183         18,210
                                                                 -------        -------
              Total liabilities                                   24,183         18,210
                                                                 -------        -------
         Total stockholders' equity before treasury stock         95,759         92,992
         Less:  cost of common stock in treasury                  37,601         35,722
                                                                 -------        -------
              Total stockholders' equity                          58,158         57,270
                                                                 -------        -------
              Total liabilities and stockholders' equity         $82,341        $75,480
                                                                 =======        =======

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                    SS&C TECHNOLOGIES, INC. AND SUBSIDIARIES
                 CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                                                       (unaudited)
                                                                                    THREE MONTHS ENDED
                                                                                --------------------------
                                                                                MARCH 31,        MARCH 31,
                                                                                  2003             2002
                                                                                ---------        ---------
Cash flow from operating activities:
     Net income                                                                 $  2,329         $    935
                                                                                --------         --------
Adjustments to reconcile net income to net cash provided
     by operating activities:
    Depreciation and amortization                                                    934            1,091
    Net realized gains on equity investments                                          (2)            (486)
    Loss on sale of property and equipment                                             1                1
    Deferred income taxes                                                            108              172
    Purchased in-process research and development                                     --            1,744
     Provision for doubtful accounts                                                 348              146
     Changes in operating assets and liabilities, excluding effects from acquisitions:
          Accounts receivable                                                     (1,683)          (1,704)
          Prepaid expenses and other assets                                          265              268
          Accounts payable                                                          (283)            (169)
          Accrued expenses                                                        (2,280)          (1,733)
          Taxes payable                                                            1,265             (347)
          Deferred maintenance and other revenues                                  7,251            5,742
                                                                                --------         --------
               Total adjustments                                                   5,924            4,725
                                                                                --------         --------
     Net cash provided by operating activities                                     8,253            5,660
                                                                                --------         --------
Cash flow from investing activities:
     Additions to property and equipment                                            (105)            (132)
     Cash paid for business acquisitions, net of cash acquired                        --           (3,943)
     Purchases of marketable securities                                           (8,951)          (5,526)
     Sales of marketable securities                                                5,421            3,713
                                                                                --------         --------
     Net cash used in investing activities                                        (3,635)          (5,888)
                                                                                --------         --------
Cash flow from financing activities:
     Repayment of debt and acquired debt                                              --             (146)
     Exercise of options                                                             384              430
     Purchase of common stock for treasury                                        (1,879)         (12,139)
                                                                                --------         --------
     Net cash provided used in financing activities                               (1,495)         (11,855)
                                                                                --------         --------
Effect of exchange rate changes on cash
                                                                                     102              (45)
                                                                                --------         --------
Net increase (decrease) in cash and cash equivalents                               3,225          (12,128)
Cash and cash equivalents, beginning of period                                    18,336           28,425
                                                                                --------         --------
Cash and cash equivalents, end of period                                        $ 21,561         $ 16,297
                                                                                ========         ========